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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                         -------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           September 30, 2001                         0-6770
-----------------------------------          -----------------------------------
  Date of Report (Date of earliest                    Commission File Number
          event reported)


                              PHONE1GLOBALWIDE INC.
             (Exact name of registrant as specified in its charter)


              Delaware                                Applied For
-----------------------------------          -----------------------------------
(State or other jurisdiction of               (I.R.S. Employer Identification
 incorporation or organization)                           Number)



                       100 N. Biscayne Blvd., Suite 2500
                              Miami, Florida 33132
         ---------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)




                                 (305) 371-3300
         ---------------------------------------------------------------
              (Registrant's telephone number, including area code)



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



Item 5. Other Events

Satisfaction  of  Certain  Outstanding  Obligations.

On September 30, 2001, Globaltron Communications Corporation ("GCC"), a wholly-owned subsidiary of the Company, executed and closed an agreement with a vendor pursuant to which GCC agreed to pay $3.0 million in full and complete satisfaction of the outstanding obligations due to the vendor. GCC paid $1.0 million of such amount in cash and delivered a promissory note to the vendor due September 30, 2002, secured by a lien on the vendor's equipment and a guaranty of the Company. The invoice amount of the obligations were approximately $6.5 million. The Company will be recording an extraordinary gain due to the settlement of the debt for its second quarter ended September 30, 2001.

Name Change

Effective  September  25,  2001,   Globaltron   Corporation's  name  changed  to
"Phone1Globalwide Inc."

Symbol Change

Effective September 26, 2001, Globaltron's trading symbol changed from "GBCP.OB" to "PHGW.OB".

Reincorporation as a Delaware Corporation.

Effective September 25, 2001, we reincorporated from Florida to Delaware, which was accomplished through a merger of the Company into Phone1Globalwide Inc., a newly formed entity, with Phone1Globalwide Inc. surviving the merger.

Increasing our Authorized Shares.

Effective September 25, 2001, we increased our authorized shares of stock to 200,000,000 shares of Common Stock and 100,000,000 shares of Preferred Stock.

Election of Directors

Effective September 25, 2001, a majority of the company's shareholders elected the following people as Directors of the company: Jaime Gilinski, David W. Sloan, Louis Giordano, Frederic Z. Haller and Michael Spritzer.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(a) Financial Statements

None

(b) Pro Forma Financial Statement

None

(c) Exhibits

     2.2 Certificate of Merger between Phone1 Globalwide, Inc., a Florida corporation and Phone1Globalwide Inc., a Delaware corporation.

     2.3 Plan and Agreement of Merger between Phone1 Globalwide, Inc., a Florida corporation and Phone1Globalwide Inc., a Delaware corporation.

     3.1.4 Certificate of Incorporation of Phone1Globalwide Inc., a Delaware corporation.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2001
                  ----               GLOBALTRON CORPORATION

                                     By: /s/ Syed Naqvi
                                        -------------------
                                         Syed Naqvi, Chief Financial Officer